UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 31, 2007
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                            SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 2.  Financial Information

Item 2.02.  Results of Operations and Financial Condition
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         On July 31, 2007, Salisbury Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2007. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
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            (c)   Exhibits
                  99.1 Press Release dated July 31, 2007.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: July 31, 2007                            SALISBURY BANCORP, INC.


                                                By:      /s/ John F. Foley
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                                                     John F. Foley
                                                     CFO & Secretary